Exhibit 32


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Food Technology Service, Inc. (the "Company") on Form 10-K for the year ending December 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Richard G. Hunter, Chief Executive and Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)       The Report fully complies with the requirements of Section 13
(a) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company at the end of, and for, this period covered by the Report.


March 28, 2011

                                          By:  /s/ Richard G. Hunter
                                              -------------------------
                                               Richard G. Hunter, Ph.D.,
                                               Chief Executive Officer and
                                               Chief Financial Officer